Filed Pursuant to 497(a)

File Nos. 333-186323

Rule 482ad

Saratoga Investment Corp. Announces Offering of Notes Due 2020

NEW YORK, NY (April 29, 2013) — Saratoga Investment Corp. (the “Company”) (NYSE: SAR) announced the commencement of a registered public offering of Notes due 2020 (the “Notes”).

The Notes are expected to be listed on the New York Stock Exchange and to trade thereon within 30 days of the original issue date under the trading symbol “SAQ”.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc., BB&T Capital Markets and William Blair are acting as joint book-running managers. Maxim Group LLC and National Securities Corporation, a wholly owned subsidiary of National Holdings, Inc., are acting as lead managers.  C&Co/PrinceRidge LLC, Dominick & Dominick LLC and Gilford Securities Incorporated are acting as co-managers.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement, which may be obtained from of any of the following investment banks: Ladenburg Thalmann & Co. Inc. at 520 Madison Avenue, Ninth Floor, New York, New York 10022, or by telephone at (212) 409-2000; BB&T Capital Markets at 901 East Byrd Street, 3rd Floor, Richmond, VA 23219 Attn: Syndicate Dept or via email request: prospectusrequests@bbandtcm.com; or William Blair, via email request: prospectus@williamblair.com or by calling 312-236-1600.  The prospectus contains a description of these matters and other important information about the Company and should be read carefully before investing.

About Saratoga Investment Corp.

Saratoga Investment Corp. is a specialty finance company that provides customized financing solutions to U.S. middle-market businesses. The Company invests primarily in mezzanine debt, leveraged loans and, to a lesser extent, equity to provide financing for change of ownership transactions, strategic acquisitions, recapitalizations and growth initiatives in partnership with business owners, management teams and financial sponsors. Saratoga Investment Corp.’s objective is to create attractive risk-adjusted returns by generating current income and long-term capital appreciation from its debt and equity investments. Saratoga Investment Corp. has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 and is externally-managed by Saratoga Investment Advisors, LLC, an SEC-registered investment advisor focusing on credit-driven strategies. Within the BDC, Saratoga Investment manages both an SBIC-licensed subsidiary and a $400 million Collateralized Loan Obligation (CLO) fund. These diverse funding sources, combined with a permanent capital base, enable Saratoga Investment to offer a broad range of financing solutions.

Forward Looking Statements

Statements included herein may contain “forward-looking statements”. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission. Except as required by law, the Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.